                                                                     Exhibit 4.7

                          REGISTRATION RIGHTS AGREEMENT

                                      among

                           CHC HELICOPTER CORPORATION,
                                     COMPANY

                         CHC HELICOPTER HOLDINGS LIMITED
                       CHC HELICOPTERS INTERNATIONAL INC.
                           VIKING HELICOPTERS LIMITED
                       CANADIAN HELICOPTERS (U.K.) LIMITED
                               CHC SCOTIA LIMITED
                            BRINTEL HOLDINGS LIMITED
                           BRINTEL HELICOPTERS LIMITED
                             FLIGHT HANDLING LIMITED
                        BOND HELICOPTER SERVICES LIMITED
                           NORTH DENES AERODROME LTD.
                          COURT AIR (PROPRIETARY) LTD.
                  COURT HELICOPTER SERVICES (PROPRIETARY) LTD.
                      COURT FLIGHT SAFETY (PROPRIETARY) LTD
                   CHC HELICOPTERS (AFRICA) (PROPRIETARY) LTD.
                        LLOYD HELICOPTER SERVICES LIMITED
                           MANAGEMENT AVIATION LIMITED
                       LLOYD HELICOPTER SERVICES PTY. LTD.
                      LLOYD OFFSHORE HELICOPTERS PTY. LTD.
                     LLOYD BASS STRAIT HELICOPTERS PTY. LTD.
                   LLOYD HELICOPTERS INTERNATIONAL PTY. LTD.,
                     in its own capacity and as trustee for
                        THE AUSTRALIAN HELICOPTERS TRUST
                           LLOYD HELICOPTERS PTY. LTD.
                       CHC HELICOPTERS (BARBADOS) LIMITED
                         CHC LEASING (BARBADOS) LIMITED
                         CHC CAPITAL (BARBADOS) LIMITED
                               CHC IRELAND LIMITED
                                  CHC SWEDEN AB
                               CHC NETHERLANDS BV
                          SCHREINER LUCHTVAART GROEP BV
                          CAPITAL AVIATION SERVICES BV
                     HANDELSMAATSCHAPPIJ SCHREINER & CO. BV
                   LUCHTVAARTMAATSCHAPPIJ SCHREINER AIRWAYS BV
                        SCHREINER NORTHSEA HELICOPTERS BV
                             SCHREINER COMPONENTS BV
                           MULTIFABS SURVIVAL LIMITED
                           SCHREINER ONROEREND GOED BV

          AVIATION PERSONNEL RECRUITMENT AND MANAGEMENT (APRAM) LIMITED
                               SCHREINER TCHAD SA
                               4083423 CANADA INC.
                          WHIRLY BIRD SERVICES LIMITED
                         CHC HELICOPTERS (MAURITIUS) LTD
                             HELIWORLD LEASING, LTD
                              SUBSIDIARY GUARANTORS

                                       and
                               MERRILL LYNCH & CO.
                    MERRILL LYNCH, PIERCE, FENNER, SMITH INC.
                           J.P. MORGAN SECURITIES INC.
                            SCOTIA CAPITAL (USA) INC.
                               INITIAL PURCHASERS

Dated: March 22, 2005

                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of March 22, 2005 is made and entered into among CHC HELICOPTER CORPORATION (the "Company"), a corporation incorporated under the federal laws of Canada, each of CHC HELICOPTER HOLDINGS LIMITED, a corporation incorporated under the federal laws of Canada, CHC HELICOPTERS INTERNATIONAL INC., a corporation incorporated under the federal laws of Canada, VIKING HELICOPTERS LIMITED, a corporation incorporated under the federal laws of Canada, CANADIAN HELICOPTERS (U.K.) LIMITED, a corporation incorporated under the laws of Scotland, CHC SCOTIA LIMITED, a corporation incorporated under the laws of England and Wales, BRINTEL HOLDINGS LIMITED, a corporation incorporated under the laws of Scotland, BRINTEL HELICOPTERS LIMITED, a corporation incorporated under the laws of Scotland, FLIGHT HANDLING LIMITED, a corporation incorporated under the laws of Scotland, BOND HELICOPTER SERVICES LIMITED, a corporation incorporated under the laws of SCOTLAND, NORTH DENES AERODROME LTD., a corporation incorporated under the laws of England and Wales, COURT AIR (PROPRIETARY) LTD., a corporation incorporated under the laws of South Africa, COURT HELICOPTER SERVICES (PROPRIETARY) LIMITED, a corporation incorporated under the laws of South Africa, COURT FLIGHT SAFETY (PROPRIETARY) LTD., a corporation incorporated under the federal laws of South Africa, CHC HELICOPTERS (AFRICA) (PROPRIETARY) LTD., a corporation incorporated under the federal laws of South Africa, LLOYD HELICOPTER SERVICES LIMITED, a corporation incorporated under the laws of Scotland, MANAGEMENT AVIATION LIMITED, a corporation incorporated under the laws of England and Wales, LLOYD HELICOPTER SERVICES PTY. LTD., a corporation incorporated under the federal laws of Australia, LLOYD OFFSHORE HELICOPTERS PTY. LTD., a corporation incorporated under the federal laws of Australia, LLOYD BASS STRAIT HELICOPTERS PTY. LTD., a corporation incorporated under the federal laws of Australia, LLOYD HELICOPTERS INTERNATIONAL PTY. LTD. in its own capacity and as trustee of the The Australian Helicopters Trust, a trust existing under the laws of Australia, a corporation incorporated under the federal laws of Australia, LLOYD HELICOPTERS PTY. LTD., a Corporation incorporated under the federal laws of Australia, CHC HELICOPTERS (BARBADOS) LIMITED, a corporation incorporated under the laws of Barbados, CHC CAPITAL (BARBADOS) LIMITED, a corporation incorporated under the laws of Barbados, CHC LEASING (BARBADOS) LIMITED, a corporation incorporated under the laws of Barbados, CHC IRELAND LIMITED, a corporation incorporated under the federal laws of Ireland, CHC SWEDEN AB, a corporation incorporated under the laws of Sweden, CHC NETHERLANDS BV, a corporation incorporated under the laws of The Netherlands, SCHREINER LUCHTVAART GROEP BV, a corporation incorporated under the laws of The Netherlands, CAPITAL AVIATION SERVICES BV, a corporation incorporated under the laws of The Netherlands, HANDELSMAATSCHAPPIJ SCHREINER & CO. BV, a corporation incorporated under the laws of The Netherlands, LUCHTVAARTMAATSCHAPPIJ SCHREINER AIRWAYS BV, a corporation incorporated under the laws of The Netherlands, SCHREINER NORTHSEA HELICOPTERS BV, a corporation incorporated under the laws of The Netherlands, SCHREINER COMPONENTS BV, a corporation incorporated under the laws of the The Netherlands, MULTIFABS SURVIVAL LIMITED, a corporation incorporated under the laws of Scotland, SCHREINER ONROEREND GOED BV, a corporation incorporated under the laws of The Netherlands, AVIATION PERSONNEL RECRUITMENT AND MANAGEMENT (APRAM) LIMITED, a corporation incorporated under the laws of Cyprus, SCHREINER TCHAD SA, a corporation incorporated under the laws of Tchad, 4083423 Canada Inc., a corporation incorporated under the federal laws of Canada, WHIRLY BIRD SERVICES LIMITED, a corporation incorporated under the laws of Scotland, CHC HELICOPTERS (MAURITIUS) LTD., a corporation incorporated under the laws of Mauritius and HELIWORLD LEASING LTD, a company limited by shares duly organized and existing under the laws of England and Wales (collectively, the "Subsidiary Guarantors") and MERRILL LYNCH & CO. and MERRILL LYNCH, PIERCE, FENNER, SMITH INCORPORATED, J.P. MORGAN SECURITIES INC. and SCOTIA CAPITAL (USA) INC. (collectively, the "Initial Purchasers").

          This Agreement is made pursuant to the Purchase Agreement dated March 15, 2005 among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the issue and sale by the Company to the Initial Purchasers of $150,000,000 aggregate principal amount of the Company's 7 3/8% Senior Subordinated Notes due 2014 (the "Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Subsidiary Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "1933 Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

          "Canadian Legend" shall mean the portion of the legend relating to trades to residents of Canada set forth in the Offering Memorandum under the heading "Notice to Investors."

          "Common Depositary" shall mean The Depositary Trust Company, or any other depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan in the City of New York.

          "Company" shall have the meaning set forth in the preamble of this Agreement and also includes the Company's successors.

          "Exchange Notes" shall mean 7 3/8% Senior Subordinated Notes due 2014 of the Company, issued under the Indenture, containing terms identical to the Notes and evidencing the same continuing indebtedness of the Company (except that (a) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from March 22, 2005 (b) the transfer restrictions thereon shall be eliminated (except that the Exchange Notes will bear the Canadian Legend until such time as such legend has been removed pursuant to, or is no longer required by, the Indenture) and (c) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated), to be offered to Holders of Registrable Notes in exchange for Notes pursuant to the Exchange Offer.

          "Exchange Offer" shall mean the exchange offer by the Company of Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

          "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

          "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form F-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Holders" shall mean the Initial Purchasers, for so long as they own any Registrable Notes, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture.

          "Indenture" shall mean the Indenture relating to the Notes dated as of April 27, 2004, among the Company, the Subsidiary Guarantors and The Bank of New York, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

          "Initial Purchasers" shall have the meaning set forth in the preamble of this Agreement.

          "Inspectors" shall have the meaning set forth in Section 3(o).

          "Issue Date" means March 22, 2005.

          "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Registrable Notes outstanding; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Initial Purchasers or subsequent holders of Registrable Notes if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Notes) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage or amount.

          "Notes" shall have the meaning set forth in the preamble of this Agreement.

          "Offering Memorandum" shall mean the Offering Memorandum dated March 15, 2005 for CHC Helicopter Corporation's offering of 7 3/8% Senior Subordinated Notes due 2014.

          "Participating Broker-Dealer" shall have the meaning set forth in
     Section 3(f).

          "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble of this Agreement.

          "Registrable Notes" shall mean the Notes; provided, however, that any Notes shall cease to be Registrable Notes when (i) a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been disposed of pursuant to such Registration Statement, (ii) such Notes shall have been sold under Rule 144 or shall have become eligible to be sold to the public pursuant to Rule 144 or Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such Notes shall have ceased to be outstanding or
     (iv) such Notes have been exchanged for Exchange Notes upon consummation of the Exchange Offer.

          "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Subsidiary Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of one counsel for any underwriters and Holders in connection with state or blue sky qualification of any of the Exchange Notes or Registrable Notes), (iii) all filing fees in respect of any issuance of Exchange Notes by way of private placement to Holders in Canada, (iv) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates representing the Exchange Notes and other documents relating to the performance of and compliance with this Agreement, (v) all rating agency fees, (vi) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Notes on any securities exchange or exchanges, (vii) the fees and disbursements of counsel for the Company and the Subsidiary Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements (including the expenses of preparing and distributing any underwriting or securities sales agreements) of one counsel for the Holders (which counsel shall be selected in writing by the Majority Holders),
     (viii) the fees and expenses of the independent public accountants of the Company and the Subsidiary Guarantors, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (ix) the fees and expenses of the Trustee, and any escrow agent or custodian, (x) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (xi) the fees and expenses of a "qualified independent underwriter" as defined by Conduct Rule 2720 of the NASD, if required by the NASD rules, in connection with the offering of the Registrable Notes and (xii) in the case of any underwritten offering, any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any experts retained by the Company and the Subsidiary Guarantors in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

          "Registration Statement" shall mean any registration statement of the Company and the Subsidiary Guarantors which covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "Shelf Registration" shall mean a registration effected pursuant to
     Section 2(b) hereof.

          "Shelf Registration Statement" shall mean a shelf registration statement of the Company and the Subsidiary Guarantors pursuant to the provisions of Section 2(b) of this Agreement which covers all of the then Registrable Notes on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Subsidiary Guarantors" shall have the meaning set forth in the preamble of this Agreement.

          "Trustee" shall mean the trustee with respect to the Notes under the Indenture.

          2. Registration Under the 1933 Act.

          (a) Exchange Offer Registration. The Company and the Subsidiary Guarantors shall, at their own expense (i) file with the SEC within 195 days after the Issue Date an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Notes for Exchange Notes, (ii) use their best efforts to cause such Exchange Offer Registration Statement to be declared effective by the SEC within 240 days after the Issue Date, (iii) to cause such Registration Statement to remain effective until the closing of the Exchange Offer and (iv) to use their best efforts to consummate the Exchange Offer within 270 days following the Issue Date. The Exchange Notes will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder (other than Participating Broker-Dealers) eligible and electing to exchange Registrable Notes for Exchange Notes evidencing the same continuing indebtedness of the Company (assuming that such Holder (i) is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, (ii) acquires the Exchange Notes in the ordinary course of such Holder's business and (iii) has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the 1933 Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States. Notwithstanding anything contained herein, the Company and the Subsidiary Guarantors shall not be required to make an Exchange Offer in any province or territory of Canada or to accept Registrable Notes surrendered by residents of Canada in the Exchange Offer, unless the distribution of Exchange Notes pursuant to such offer can be effected pursuant to exemptions from the registration and prospectus requirements of the applicable securities laws of such province or territory of Canada.

          In connection with the Exchange Offer, the Company and the Subsidiary Guarantors shall:

               (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents and, in the case of Holders in Canada, any

          "wrapped" version thereof used in connection with the private placement of the Exchange Notes in Canada;

               (ii) keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

               (iii) use the services of the Common Depositary for the Exchange Offer with respect to Notes evidenced by global certificates;

               (iv) permit Holders to withdraw tendered Registrable Notes at any time prior to 5:00 P.M. New York City time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange, and a statement that such Holder is withdrawing its election to have such Notes exchanged; and

               (v) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

          As soon as practicable after the close of the Exchange Offer, the Company shall:

               (i) accept for exchange Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto;

               (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes so accepted for exchange by the Company; and

               (iii) cause the Trustee promptly to authenticate and deliver Exchange Notes to each Holder of Registrable Notes equal in principal amount to the principal amount of the Registrable Notes of such Holder so accepted for exchange.

          Interest will accrue on each Exchange Note exchanged for a Registrable Note, from the last date on which interest was paid on the Notes surrendered in exchange therefor. If no interest has been paid on the Notes, such interest will accrue from March 22, 2005. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, and (ii) the due tendering of Registrable Notes in accordance with the Exchange Offer. Each Holder of Registrable Notes (other than Participating Broker-Dealers) who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer shall represent that (i) it is not an affiliate (as defined in Rule 405 under the 1933
Act) of the Company or any Subsidiary Guarantor or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the 1933 Act to the extent applicable, (ii) any Exchange Notes to be received by it will be acquired in the ordinary course of business and (iii) at the time of the commencement of the Exchange Offer it has no arrangement with any

Person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Notes and shall have made such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form F-4 or another appropriate form under the 1933 Act available. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

          (b) Shelf Registration. In the event that (i) any changes in law or the applicable interpretations of the staff of the SEC do not permit the Company to effect the Exchange Offer as contemplated by Section 2(a) hereof; (ii) if for any other reason the Exchange Offer is not consummated within 270 days following the Issue Date; (iii) if any Holder (other than an Initial Purchaser or a resident of Canada) is not eligible to participate in the Exchange Offer or (iv) upon the request of any Initial Purchaser (with respect to any Registrable Notes which it acquired from the Company) following the consummation of the Exchange Offer if any such Initial Purchaser shall hold Registrable Notes which it acquired directly from the Company and if such Initial Purchaser is not permitted, in the opinion of counsel to such Initial Purchaser, pursuant to applicable law or applicable interpretation of the staff of the SEC to participate in the Exchange Offer, the Company and the Subsidiary Guarantors shall, at their own cost:

               (A) as promptly as practicable, file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Notes by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of Registrable Notes and set forth in such Shelf Registration Statement, and use their best efforts to cause such Shelf Registration Statement to be declared effective by the SEC within 270 days after the Issue Date (or promptly in the event of a request by an Initial Purchaser pursuant to clauses (iv) above). In the event that the Company is required to file a Shelf Registration Statement upon the request of any Holder (other than an Initial Purchaser or a resident of Canada) not eligible to participate in the Exchange Offer pursuant to clause
          (iii) above or upon the request of any Initial Purchaser pursuant to clause (iv) above, the Company and the Subsidiary Guarantors shall file and use their best efforts to have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Notes and a Shelf Registration Statement (which may be a Registration Statement combined with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Notes held by such Holder or such Initial Purchaser after completion of the Exchange Offer;

               (B) use their best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the SEC (or one year from the date the Shelf Registration Statement is declared effective if such Shelf Registration Statement is filed upon the request of any Initial Purchaser pursuant to clause (iv) above) or such shorter period which will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement; and

               (C) notwithstanding any other provisions hereof, use its best efforts to ensure that (x) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto comply in all material respects with the 1933 Act and the rules and regulations thereunder, (y) any Shelf Registration Statement and any amendment thereto do not, upon effectiveness, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (z) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

          No Holder of Registrable Notes may include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing such information as the Company may, after conferring with counsel, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein.

          The Company and the Subsidiary Guarantors further agree, if necessary, to supplement or amend the Shelf Registration Statement if requested by the Majority Holders of Notes that are Registrable Notes with respect to information relating to the Holders and otherwise as required by Section 3(b) below, to use all reasonable efforts to cause any such amendment to become effective and such Shelf Registration to become usable as soon as thereafter practicable and to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c) Expenses. The Company and the Subsidiary Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and 2(b) and, in the case of an Exchange Offer Registration Statement, will reimburse the Initial Purchasers, for the reasonable fees and disbursements of one firm or counsel in connection therewith. Each Holder shall pay all expenses of its counsel other than as set forth in the preceding sentence, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

          (d) Effective Registration Statement. The Company and the Subsidiary Guarantors will be deemed not to have used their best efforts to cause a Registration Statement to become, or to remain, effective during the requisite periods set forth herein if they voluntarily take any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Notes covered thereby not being able to exchange or offer and sell such Registrable Notes during that period unless (A) such action is required by applicable law or (B) such action is taken by the Company and the Subsidiary Guarantors in good faith and for valid business reasons (not including avoidance of the Company and the Subsidiary Guarantors' obligations hereunder), including a material corporate transaction, so long as the

Company promptly complies with the requirements of Section 3(k) hereof, if applicable. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Notes pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Registration Statement may legally resume.

          (e) Increase in Interest Rate. In the event that (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 195th calendar day after the Issue Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 240th calendar day after the Issue Date, (iii) the Exchange Offer is not consummated on or prior to the 270th calendar day after the Issue Date or, as the case may be, a Shelf Registration Statement with respect to the Registrable Notes is not declared effective on or prior to the 270th day after the Issue Date or (iv) the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective but thereafter ceases to be effective or usable within the applicable period as provided in this Agreement (each such event referred to in clauses (i) through (iv) above, a "Registration Default"), the Company shall be required to pay additional interest in cash on each Interest Payment Date (as defined in the Indenture) in an amount equal to one-quarter of one percent (0.25%) per annum of the principal amount of the Notes, with respect to the first 90-day period following such Registration Default. The amount of such additional interest will increase by an additional one-quarter of one percent (0.25%) per annum for each subsequent 90-day period until such Registration Default has been cured, up to a maximum of one percent (1%) per annum. Upon (w) the filing of the Exchange Offer Registration Statement after the 195-day period described in clause (i) above,
(x) the effectiveness of the Exchange Offer Registration Statement after the 240-day period described in clause (ii) above, (y) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement after the 270-day period described in clause (iii) above, or (z) the cure of any Registration Default described in clause (iv) above, such additional interest shall cease to accrue on the Notes from the date of such filing, effectiveness, consummation or cure, as the case may be, if the Company is otherwise in compliance with this paragraph; provided, however, that if, after any such additional interest ceases to accrue, a different event specified in clause (i),
(ii), (iii) or (iv) above occurs, such additional interest shall begin to accrue again pursuant to the foregoing provisions.

          (f) Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Subsidiary Guarantors acknowledge that any failure by the Company and the Subsidiary Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Subsidiary Guarantors' obligations under Section 2(a) and Section 2(b) hereof.

          3. Registration Procedures. In connection with the obligations of the Company and the Subsidiary Guarantors with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company and the Subsidiary Guarantors shall:

          (a) prepare and file with the SEC a Registration Statement, within the time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company and the Subsidiary Guarantors, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and
     (iii) shall comply as to form in all material respects with the requirements of the applicable form required by the SEC and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use their best efforts to cause such Registration Statement to become effective and remain effective in accordance with
     Section 2 hereof;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act with respect to the disposition of all Notes covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

          (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Notes, at least five days prior to filing, that a Shelf Registration Statement with respect to the Registrable Notes is being filed and advising such Holders that the distribution of Registrable Notes will be made in accordance with the method elected by the Majority Holders of Notes that are Registrable Notes; and (ii) furnish to each Holder of Registrable Notes, to counsel for the Initial Purchasers, to counsel for the Holders and to each underwriter of an underwritten offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Notes; and (iii) subject to the last paragraph of this
     Section 3, hereby consent to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the selling Holders of Registrable Notes in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto;

          (d) use its best efforts to register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Notes covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Notes shall reasonably request by the time the applicable Registration Statement is declared effective by the SEC, comply with any requirements under applicable Canadian securities laws in connection with the private placement of Exchange Notes in Canada, cooperate with the Holders in connection with any filings required to be made with the NASD, keep each such registration or qualification effective during the period such Registration Statement is required to be effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a broker or dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

          (e) in the case of a Shelf Registration, notify each Holder of Registrable Notes and counsel for such Holders promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Shelf Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Shelf Registration Statement and Prospectus or for additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Company or any Subsidiary Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

          (f) (A) in the case of the Exchange Offer, (i) include in the Exchange Offer Registration Statement a "Plan of Distribution" section covering the use of the Prospectus included in the Exchange Offer Registration Statement by broker-dealers who have exchanged their Registrable Notes for Exchange Notes for the resale of such Exchange Notes, (ii) furnish to each broker-dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (iii) include in the Exchange Offer Registration Statement a statement that any broker-dealer which holds Registrable Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), and who receives Exchange Notes for Registrable Notes pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a Prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes, (iv) subject to the last paragraph of this Section 3, hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any broker-dealer in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

          "If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Registrable Notes, it represents that the Registrable Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the 1933 Act.";

     and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in subclause (x) and by delivering a Prospectus in connection with the exchange of Registrable Notes, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act; and

          (B) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Company and the Subsidiary Guarantors shall use their reasonable best efforts to cause to be delivered at the request of an entity representing the Participating Broker-Dealers (which entity shall be one of the Initial Purchasers, unless it elects not to act as such representative) only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last date for which exchanges are accepted pursuant to the Exchange Offer and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (C) below; and

          (C) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Company and the Subsidiary Guarantors shall use their best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 180 days following the closing of the Exchange Offer; and

          (D) the Company and the Subsidiary Guarantors shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by Section 3(b) hereof, or take any other action as a result of this Section 3(f), for a period exceeding 180 days after the last date for which exchanges are accepted pursuant to the Exchange Offer (as such period may be extended by the Company) and Participating Broker-Dealers shall not be authorized by the Company to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 3;

          (g) (A) in the case of an Exchange Offer or Shelf Registration Statement, furnish counsel for the Initial Purchasers and (B) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Notes copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

          (h) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

          (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends other than the Canadian Legend, as may be required under applicable Canadian securities laws; and cause such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) in a form eligible for deposit with the Common Depositary and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least one business day prior to the closing of any sale of Registrable Notes;

          (k) in the case of a Shelf Registration, promptly upon the occurrence of any event or the discovery of any facts, each as contemplated by Section 3(e)(vi) hereof, use their best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such numbers of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

          (l) obtain ISIN numbers for all Exchange Notes, or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Notes, as the case may be, in a form eligible for deposit with the Depositary;

          (m) (i) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes, or Registrable Notes, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (n) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and appropriate actions (including those reasonably requested by the Majority Holders of Registrable Notes) in order to expedite or facilitate the disposition of such Registrable Notes and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

               (i) make such representations and warranties to the Holders of such Registrable Notes and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

               (ii) obtain opinions of counsel to the Company and its subsidiaries and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in principal amount of the Registrable Notes being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

               (iii) obtain "cold comfort" letters and updates thereof from the Company's and the Subsidiary Guarantors' independent certified public accountants addressed to the underwriters, if any, and use best efforts to have such letters addressed to the selling Holders of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

               (iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Notes, which agreement shall be in form, substance and scope customary for similar offerings;

               (v) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 5 hereof with respect to the underwriters and all other parties to be indemnified pursuant to said Section; and

               (vi) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings.

     The above shall be done at (i) the effectiveness of such Registration Statement (and, if appropriate, each post-effective amendment thereto) and
     (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any underwritten offering, the Company shall provide written notice to the Holders of all Registrable Notes of such underwritten offering at least 30 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall
     (x) offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 10 calendar days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and
     (z) include the instructions such Holder must follow in order to participate in such underwritten offering;

          (o) in the case of a Shelf Registration, make available for inspection by representatives of the Holders of the Registrable Notes and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and any counsel or accountant retained by such Holders or underwriters (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and the Subsidiary Guarantors reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company and the Subsidiary Guarantors to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with such Registration Statement. Any such records or information that the Company or the Subsidiary Guarantors determines, in good faith, to be confidential shall not be disclosed by the Inspectors to any other Person unless (i) such disclosure is necessary to avoid or correct a material misstatement or omission in a Shelf Registration Statement, (ii) such disclosure is necessary in connection with the Inspectors' assertion of any claims or actions or with their establishment of any defense in an action then pending before a court of competent jurisdiction, (iii) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iv) the information in such records or information has been made generally available to the public;

          (p) (i) a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers, and make such changes in any such document prior to the filing thereof as any of the Initial Purchasers or their counsel may reasonably request; (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such

     Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Notes, to the Initial Purchasers, to counsel on behalf of the Holders and to the underwriter or underwriters of an underwritten offering of Registrable Notes, if any, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Notes, the Initial Purchasers on behalf of such Holders, their counsel and any underwriter may reasonably request; and (iii) cause the representatives of the Company and its subsidiaries to be available for discussion of such document as shall be reasonably requested by the Holders of Registrable Notes, the Initial Purchasers on behalf of such Holders or any underwriter and shall not at any time make any filing of any such document of which such Holders, the Initial Purchasers on behalf of such Holders, their counsel or any underwriter shall not have previously been advised and furnished a copy or to which such Holders, the Initial Purchasers on behalf of such Holders, their counsel or any underwriter shall reasonably object;

          (q) in the case of a Shelf Registration, use their best efforts to cause all Registrable Notes to be listed on any securities exchange on which similar debt securities issued by the Company are then listed if requested by the Majority Holders of Registrable Notes or by the underwriter or underwriters of an underwritten offering of such Registrable Notes, if any;

          (r) in the case of a Shelf Registration, use their best efforts to cause the Registrable Notes to be rated with the appropriate rating agencies, if so requested by the Majority Holders of Registrable Notes or by the underwriter or underwriters of an underwritten offering of Registrable Notes, if any, unless the Registrable Notes are already so rated;

          (s) otherwise use their best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

          (t) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel (including, any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

          In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Notes to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Notes as the Company may from time to time reasonably request in writing.

          In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(ii)-(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such

Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Shelf Registration Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(vi) hereof, the Company and the Subsidiary Guarantors shall be deemed to have used their best efforts to keep the Shelf Registration Statement effective during such period of suspension provided that the Company and the Subsidiary Guarantors shall use their best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement and shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

          4. Underwritten Registrations. If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Majority Holders of such Registrable Notes included in such offering and shall be reasonably acceptable to the Company.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          5. Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Initial Purchaser, each Holder, including Participating Broker-Dealers, each underwriter who participates in an offering of Registrable Notes, their respective Affiliates, and the respective directors, officers, employees, agents and each Person, if any, who controls any of such parties within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of one counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any court or governmental agency or body, commenced or threatened in connection with, or any claim whatsoever based upon, any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information (i) furnished to the Company by the Initial Purchasers, any Holder, including Participating Broker-Dealers, or any underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus if the Initial Purchaser, such Holder, such Participating Broker-Dealer or such underwriter failed to send or deliver a copy of the final Prospectus (in the form it was first provided to such parties for confirmation of sales or as amended or supplemented pursuant to Section 3(i) prior to confirmation of sales) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the Securities Act and the Company and the Subsidiary Guarantors shall have previously furnished copies thereof to such Initial Purchaser, such Holder, such Participating Broker-Dealer or such underwriter, as the case may be, in accordance with this Agreement, at or prior to the written confirmation of the sale of such Securities to such Person and the untrue statement contained in or the omission from the preliminary Prospectus or the final Prospectus was corrected in the final Prospectus (in the form it was first provided to such parties for confirmation of sales or as amended or supplemented pursuant to Section 3(i) prior to such confirmation of sales).

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Subsidiary Guarantors, each Initial Purchaser, each underwriter who participates in an offering of Registrable Notes and the other selling Holders and each of their respective directors and officers (including each officer of the Company and the Subsidiary Guarantors who signed the Registration Statement) and each Person, if any, who controls the Company, any Subsidiary Guarantor, any Initial Purchaser, any underwriter or any other selling

Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and the Subsidiary Guarantors by or on behalf of such Holder, as the case may be, expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto); provided however that, in case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Notes pursuant to such Shelf Registration Statement.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such person (the "indemnified party") shall give notice as promptly as reasonably practicable to each person against whom such indemnity may be sought (the "indemnifying party"), but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel, in addition to any local counsel, separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 hereof (whether or not the indemnified parties are actual or potential parties thereof), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel for which they are entitled to indemnification hereunder, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement.

          (e) If the indemnification provided for in any of the indemnity provisions set forth in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of such indemnifying party or parties on the one hand, and such indemnified party or parties on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand, and such indemnified party or parties on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Subsidiary Guarantors and the Initial Purchasers and the Holders of the Registrable Notes agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity, and the Initial Purchasers were treated as one entity, for such purpose) or by another method of allocation which does not take account of the equitable considerations referred to above in Section 5. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by an governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person, if any, who controls an Initial Purchaser or a Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of the Company or any Subsidiary Guarantor, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company or any Subsidiary Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and such Subsidiary Guarantor.

          6. Miscellaneous.

          (a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file the reports required to be filed by it under the 1933 Act and Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder of Registrable Notes (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and it will take such further action as any Holder of Registrable Notes may reasonably request, and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Notes without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (y) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the SEC. Upon the written request of any Holder of Registrable Notes, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (b) No Inconsistent Agreements. Neither the Company nor the Subsidiary Guarantors have entered into, and neither the Company nor the Subsidiary Guarantors on or after the date of this Agreement will enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

          (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Subsidiary Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification, supplement or waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

          (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder (other than an Initial Purchaser), at the most current address set forth on the records of the Registrar under the Indenture,
(ii) if to an Initial Purchaser, at the most current address given by such Initial Purchaser to the Company by means of a notice given in accordance with the provisions of this Section 6(d), which address initially is the address set forth in the Purchase Agreement, and (iii) if to the Company or the Subsidiary Guarantors, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(d).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, by recipient's telecopy operator, if telecopied; and on the next business day if delivered to a courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

          (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

          (j) Appointment of Agent For Service. The Company and each of the Subsidiary Guarantors have designated CT Corporation System as their authorized agent upon which process may be served in any legal action or proceeding, including with respect to any state or federal securities laws, that may be instituted in any federal court of the United States or the court of any state thereof and arising out of or relating to this Agreement. Service of process upon such agent as 111 Eighth Avenue, New York, NY 10011 or to the Subsidiary Guarantors listed on Schedule D to the Purchase Agreement at the address listed thereon, shall be deemed in every respect effective service of process upon the Company and any Subsidiary Guarantor, as applicable, in any such legal action or proceeding. The Company and each of the Subsidiary Guarantors hereby submit to the nonexclusive jurisdiction of any such court in which any such legal action or proceeding is so instituted and waive, to the extent they may effectively do so, any objection they may have now or hereafter to the laying of the venue of any such legal action or proceeding. The Company and the Subsidiary Guarantors shall maintain such appointment so long as the Initial Purchasers or the Holders shall have any rights pursuant to the terms of this Agreement. The Company and the Subsidiary Guarantors agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of such agent.

          (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      CHC HELICOPTER CORPORATION


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                      CHC HELICOPTER HOLDINGS LIMITED


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                      CHC HELICOPTERS INTERNATIONAL INC.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                      VIKING HELICOPTERS LIMITED


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Vice President


                                      CANADIAN HELICOPTERS (U.K.) LIMITED


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Attorney Duly Appointed

                                      CHC SCOTIA LIMITED


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Director & Attorney Duly Appointed


                                      HELIWORLD LEASING, LTD


                                      By: /s/ Blake Fizzard
                                          --------------------------------------
                                      Name: Blake Fizzard
                                      Title: Director


                                      BRINTEL HOLDINGS LIMITED


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Attorney Duly Appointed


                                      BRINTEL HELICOPTERS LIMITED


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Attorney Duly Appointed


                                      FLIGHT HANDLING LIMITED


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Attorney Duly Appointed


                                      BOND HELICOPTER SERVICES LIMITED


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Director & Attorney Duly Appointed

                                      NORTH DENES AERODROME LTD.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Attorney Duly Appointed


                                      COURT AIR (PROPRIETARY) LTD.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Authorized Signatory


                                      COURT HELICOPTER SERVICES
                                         (PROPRIETARY) LTD.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Director


                                      COURT FLIGHT SAFETY (PROPRIETARY) LTD.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Authorized Signatory


                                      CHC HELICOPTERS (AFRICA)
                                         (PROPRIETARY) LTD.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Authorized Signatory


                                      LLOYD HELICOPTER SERVICES LIMITED


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Attorney Duly Appointed

                                      MANAGEMENT AVIATION LIMITED


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Attorney Duly Appointed


                                      LLOYD HELICOPTER SERVICES PTY. LTD.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Director


                                      LLOYD HELICOPTERS PTY. LTD.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Director


                                      LLOYD OFFSHORE HELICOPTERS PTY. LTD.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Director


                                      LLOYD BASS STRAIT HELICOPTERS PTY. LTD.


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Director

                                      LLOYD HELICOPTERS INTERNATIONAL PTY. LTD.,
                                         in its sole capacity and as trustee for
                                         THE AUSTRALIAN HELICOPTERS TRUST


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Director


                                      CHC HELICOPTERS (BARBADOS) LIMITED


                                      By: /s/ Jim Misener
                                          --------------------------------------
                                      Name: Jim Misener
                                      Title: President


                                      CHC LEASING (BARBADOS) LIMITED


                                      By: /s/ Jim Misener
                                          --------------------------------------
                                      Name: Jim Misener
                                      Title: President


                                      CHC CAPITAL (BARBADOS) LIMITED


                                      By: /s/ Jim Misener
                                          --------------------------------------
                                      Name: Jim Misener
                                      Title: President


                                      CHC IRELAND LIMITED


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Director

                                      CHC SWEDEN AB


                                      By: /s/ Jo Mark Zurel
                                          --------------------------------------
                                      Name: Jo Mark Zurel
                                      Title: Authorized Signatory


                                      CHC NETHERLANDS BV


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney


                                      SCHREINER LUCHTVAART GROEP BV


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney


                                      CAPITAL AVIATION SERVICES BV


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney


                                      HANDELSMAATSCHAPPIJ SCHREINER & CO. BV


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney


                                      LUCHTVAARTMAATSCHAPPIJ SCHREINER
                                         AIRWAYS BV


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney

                                      SCHREINER NORTHSEA HELICOPTERS BV


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney


                                      SCHREINER COMPONENTS BV


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney


                                      MULTIFABS SURVIVAL LIMITED


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney


                                      SCHREINER ONROEREND GOED BV


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney


                                      AVIATION PERSONNEL RECRUITMENT AND
                                         MANAGEMENT (APRAM) LIMITED


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney


                                      SCHREINER TCHAD SA


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Attorney

                                      4083423 CANADA INC.


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: President


                                      WHIRLY BIRD SERVICES LIMITED


                                      By: /s/ Neil Calvert
                                          --------------------------------------
                                      Name: Neil Calvert
                                      Title: Director


                                      CHC HELICOPTERS (MAURITIUS) LTD.


                                      By: /s/ Sylvain Allard
                                          --------------------------------------
                                      Name: Sylvain Allard
                                      Title: Director

                                      HELIWORLD LEASING LTD.


                                      By: /s/ Neil Calvert
                                          --------------------------------------
                                      Name: Neil Calvert
                                      Title: Director


                                      WHIRLY BIRD SERVICES LIMITED


                                      By: /s/ Lars Landsnes
                                          --------------------------------------
                                      Name: Lars Landsnes
                                      Title: Director

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER &
   SMITH INCORPORATED

MERRILL LYNCH, PIERCE, FENNER &
   SMITH INCORPORATED


By:   (signed)
    -------------------------------
Name:
      -----------------------------
Title:
      -----------------------------


J.P. MORGAN SECURITIES INC.


By:   (signed)
    -------------------------------
    Authorized Signatory


SCOTIA CAPITAL (USA) INC.


By: /s/ Frank Pinon
    -------------------------------
    Authorized Signatory
    Frank Pinon
    Managing Director
    Head of U.S. Fixed Income